Exhibit 99.1

Maxwell Technologies Announces Definitive Merger Agreement with Tesla, Inc.

Maxwell shares valued at $4.75 in upcoming exchange offer

San Diego (February 4, 2019)—Maxwell Technologies, Inc. (Nasdaq: MXWL or the “Company” or “Maxwell”), a leading developer and manufacturer of energy solutions, today announced it has entered into a definitive agreement (the “Merger Agreement”) to be acquired by Tesla, Inc. (Nasdaq: TSLA or “Tesla”). Tesla will commence an all stock exchange offer for all the issued and outstanding shares of the Company (the “Offer”), after which the Company will be merged with a Tesla subsidiary and become a wholly owned subsidiary of Tesla.

The Offer will value each share of Maxwell common stock at $4.75 per share. Pursuant to the Offer, each share of Maxwell common stock will be exchanged for a fraction of a share of Tesla’s common stock, equal to the quotient obtained by dividing $4.75 by a volume weighted average price of one share of Tesla’s common stock as reported on the NASDAQ Global Select Market for the five consecutive trading days preceding the expiration of the Offer, and which is subject to a floor that has been set at 80% of a volume weighted average price of Tesla common stock calculated prior to signing.

The closing of the transaction is subject to the successful tender and exchange of shares, certain regulatory approvals and customary closing conditions. These terms, along with additional terms and conditions of the transaction, can be found in the Company’s Form 8-K filed on February 4, 2019 with the Securities and Exchange Commission and in the Merger Agreement, which is filed as an exhibit to the Company’s Form 8-K.

While there can be no assurances on the closing date, the Company anticipates that the merger will be consummated in the second quarter of 2019, or shortly thereafter, should all conditions be met and subject to the timing of the aforementioned approvals.

The Merger Agreement and the consummation of the Offer, merger and other transactions contemplated in the Merger Agreement have been unanimously approved by Maxwell’s board of directors, all of whom recommend to the Company’s stockholders that they accept the Offer and tender their Maxwell shares pursuant to the Offer. The directors and certain officers of Maxwell and I2BF Energy Limited have agreed to tender all of their Maxwell shares in the Offer, which in the aggregate represent approximately 7.56% of the outstanding shares of Maxwell common stock.

“We are very excited with today’s announcement that Tesla has agreed to acquire Maxwell. Tesla is a well-respected and world-class innovator that shares a common goal of building a more sustainable future,” said Dr. Franz Fink, President and Chief Executive Officer of Maxwell. “We believe this transaction is in the best interests of Maxwell stockholders and offers investors the opportunity to participate in Tesla’s mission of accelerating the advent of sustainable transport and energy.”

DLA Piper, LLP (US) represented Maxwell as outside legal counsel, and Barclays Capital Inc. served as independent advisor to Maxwell in connection with the transaction. Wilson Sonsini Goodrich & Rosati represented Tesla as outside legal counsel.

About Maxwell Technologies

Maxwell is a global leader in the development and manufacture of innovative, cost-effective energy and power delivery solutions. We have developed and transformed our patented, proprietary and fundamental dry electrode manufacturing technology that we have historically used to make ultracapacitors to create a breakthrough technology that can be applied to the manufacturing of batteries. Our ultracapacitor products provide safe and reliable power solutions for applications in consumer and industrial electronics, transportation, renewable energy and information technology. For more information, visit www.maxwell.com.

Additional Information and Where to Find It

The exchange offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for any offer materials that Maxwell will file with the U.S. Securities and Exchange Commission (the “SEC”). At the time the exchange offer is commenced, Tesla and its acquisition subsidiary will file a tender offer statement on Schedule TO, Tesla will file a registration statement on Form S-4 and Maxwell will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the exchange offer. THE EXCHANGE OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER EXCHANGE OFFER DOCUMENTS) AND THE SOLICITATION / RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. THE COMPANY STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF THE COMPANY SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR SECURITIES. The Solicitation/Recommendation Statement, the Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents will be made available to all Maxwell’s stockholders at no expense to them. The exchange offer materials and the Solicitation / Recommendation Statement will be made available for free on the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Tesla will be available free of charge under the Financials heading of the Investor Relations section of Tesla’s website at ir.tesla.com/investor-relations. Copies of the documents filed with the SEC by Maxwell will be available free of charge under the SEC filings heading of the Investors section of Maxwell’s website at investors.maxwell.com.

Forward-Looking Statements

Maxwell cautions you that statements included in this news release referenced herein that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause Maxwell’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction, Maxwell’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Maxwell, and the anticipated timing of closing of the proposed transaction. Risks and uncertainties include, among other things:

•	Risks related to the ability of Maxwell to consummate the proposed transaction on a timely basis or at all;

•

The satisfaction of the conditions precedent to consummation of the proposed transaction, including having a sufficient number of Maxwell’s shares being validly tendered into the exchange offer to meet the minimum condition;

•	Maxwell’s ability to secure regulatory approvals on the terms expected in a timely manner or at all;

•	disruption from the transaction making it more difficult to maintain business and operational relationships;

•	the negative side effects of the announcement or the consummation of the proposed transaction on the market price of Maxwell’s common stock or on Maxwell’s operating results;

•	significant transaction costs;

•	unknown liabilities;

•	the risk of litigation and/or regulatory actions related to the proposed transaction;

•	the pace of change and innovation in dry electrode technology;

•	the competitive nature of the market in which Maxwell participates;

•	Maxwell’s ability to protect its intellectual property rights;

•	the ability to develop new technologies, products, services and product features;

•	other business effects, including the effects of industry, market, economic, political or regulatory conditions;

•	future exchange and interest rates;

•	changes in tax and other laws, regulations, rates and policies;

•	future business combinations or disposals;

•	the uncertainties inherent in research and development; and

•	competitive developments

For further information regarding risks and uncertainties associated with Maxwell’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our SEC filings, including, but not limited to, our annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. Copies of these documents are available with the SEC at www.sec.gov or may be obtained by visiting our investor relations website at investors.maxwell.com. The forward-looking statements contained herein are based on the current expectations and assumptions of Maxwell and not on historical facts. All information in this release is as of February 4, 2019. The Company undertakes no duty to update any forward-looking statement to reflect actual results or changes in the Company’s expectations.

Maxwell Technologies Contacts:

Investors: Glenn Wiener, GW Communications: 212-786-6011; gwiener@GWCco.com

Media: Steve Hoechster, GW Communications: 212-786-6015; shoechster@GWCco.com